COMMUNITY CAPITAL TRUST
The Community Reinvestment Act Qualified Investment Fund
(the “Fund”)

CRA Shares (CRAIX)
Institutional Shares (CRANX)
Retail Shares (CRATX)

Supplement dated May 29, 2015
to the
Prospectuses and Statement of Additional Information
dated October 1, 2014

Effective June 1, 2015, Barbara VanScoy is on sabbatical and no longer a portfolio manager of the Fund or Executive Vice President of Community Capital Trust.  All references to Ms. VanScoy in the Prospectuses and Statement of Additional Information are hereby deleted.

Please keep this Supplement with your records.